UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

October 10, 2025

Date of Report (date of earliest event reported)

Corcept Therapeutics Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-50679	77-0487658
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Redwood Shores Parkway, Redwood City, CA 94065
(Address of Principal Executive Offices) (Zip Code)

(650) 327-3270
Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CORT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.	Termination of a Material Definitive Agreement.

On October 10, 2025, Corcept Therapeutics Incorporated (the “Company”) delivered to Optime Care, Inc. (“Optime”) a notice of termination of that certain Distribution Services Agreement, dated August 4, 2017, as amended and restated on April 1, 2024, by and between Optime and the Company (the “Agreement”), effective as of January 8, 2026.

As previously disclosed, under the terms of the Agreement, Optime has acted as a specialty pharmacy distributor of Korlym® and the Company’s authorized generic mifepristone medication (the “Medications”). Optime provided services related to pharmacy operations; patient intake, access and reimbursement; patient support; claims management and accounts receivable; and reporting (“Pharmacy Services”). Effective April 1, 2024, the Company extended the Agreement with Optime through March 31, 2027, with automatic renewal for successive three-year terms. On June 17, 2025, the Company notified Optime that, pursuant to the Company’s rights under Section 18.5 of the Agreement, Optime would cease to be the exclusive provider of Pharmacy Services with respect to the Medications, effective September 15, 2025.

The Agreement was subject to customary termination provisions, including the right of Optime to terminate in the event of a material breach by the Company that the Company does not cure in a reasonable period of time after receiving written notice. The Agreement further provides that the Company has the right to terminate the Agreement for convenience at any time with 90-days advance notice.

The description of the Agreement in this Current Report on Form 8-K (“Form 8-K”) does not purport to be complete and is subject to, and is qualified in its entirety by reference to the Agreement, which the Company initially filed as Exhibit 10.2 to its Quarterly Report on Form 10-Q for the three months ended March 31, 2024, filed with the SEC on May 1, 2024.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORCEPT THERAPEUTICS INCORPORATED

Date: October 14, 2025	By:	/s/ Atabak Mokari
	Name:	Atabak Mokari
	Title:	Chief Financial Officer